UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 29, 2014

TWO RIVERS WATER & FARMING COMPANY
(Exact name of registrant as specified in charter)
Colorado
(State or other jurisdiction of incorporation)
000-51139	13-4228144
(Commission File Number)	(IRS Employee Identification No.)

2000 South Colorado Blvd., Tower 1 Suite 3100, Denver, Colorado	80222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 222-1000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/__/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/__/Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/__/Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

/__/Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7–REGULATION FD DISCLOSURE

ITEM 7.01  Regulation FD Disclosure

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Two Rivers Water & Farming Company announced today it has begun construction of its first greenhouse, which is leased to a licensed marijuana grower, through a majority owned subsidiary, GrowCo, Inc.

The text of the press release is attached herewith as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Press release dated December 29, 2014*
____________________ *Filed herewith

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWO RIVERS WATER & FARMING COMPANY (Registrant)
Dated: December 29, 2014	By: /s/ Wayne Harding_____________ Wayne Harding, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release Issued by Two Rivers Water & Farming Company on December 29, 2014.

EXHIBIT 99.1

Press Release Issued by GrowCo, Inc. and Two Rivers Water & Farming Company

December 29, 2014

GrowCo Begins Construction of Greenhouses

Completes $3,500,000 Capital Raise

DENVER, Colorado – December 29, 2014 –GrowCo, Inc., a Colorado corporation (“GrowCo’), announced today it has begun construction of its first greenhouse, which is leased to a licensed marijuana grower.  To finance the construction, GrowCo raised $3,5000,000 in capital,$1,500,000 of which was provided by Two Rivers Water & Farming Company and $2,000,000 was provided by outside investors.

GrowCo constructs state-of–the–art computer controlled greenhouses, which are leased to licensed marijuana growers.  The greenhouses are capable of producing two to three times the amount of marijuana at half the cost per square foot as can be grown in converted warehouses.

About GrowCo

GrowCo is a majority owned subsidiary of Two Rivers Water & Farming Company, (OTCQB: TURV), which was formed for the purpose of constructing state-of-the-art computer controlled greenhouses for licensed marijuana growers throughout the United States.  GrowCo is not a licensed marijuana grower or retailer.  GrowCo does not “touch the plant” and only provides growing infrastructure as a landlord for licensed marijuana tenants.  Progress on GrowCo construction projects can be viewed at trgrowco.com.

Contact:

Kirsty Cameron

GrowCo, Inc.(303) 222-1000 ext.103mailto:info@trgrowco.com

For Breaking News Follow GrowCo on Twitter: https://twitter.com/trgrowco